Income Taxes: Schedule of Effective Income Tax Rate Reconciliation (Details) (USD $)	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Details
Net Loss, Continuing Operations	$ (202,777)	$ (1,542,747)
Net Loss, Discontinued Operations	(1,395)	(4,010)
Net Loss, Total	(204,172)	(1,546,757)
Statutory Rate	34.00%	34.00%
Computed Tax Payable (Recovery)	52,000	489,000
Effective Income Tax Rate Reconciliation, Tax Exempt Income, Amount	18,000	37,000
Change in Valuation Allowance	$ (70,000)	$ (526,000)